MUTUAL FUND SERIES TRUST

Catalyst/Lyons Tactical Allocation Fund

Class A: CLTAX Class C: CLTCX

May 1, 2014

The information in this Supplement amends certain information contained in the Catalyst/Lyons Tactical Allocation Fund’s (the “Fund”) Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”), each dated November 1, 2013, as amended February 6, 2014

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At a meeting of the shareholders of the Catalyst/Lyons Tactical Allocation Fund (the “Fund”) held on April 29, 2014, shareholders approved a new Sub-Advisory Agreement between Catalyst Capital Advisors LLC and Lyons Wealth Management, LLC (“Lyons”). Lyons has resumed the management of the Fund’s portfolio consistent with the Fund’s investment strategy, and Louis A. Stevens, Managing Director, Research & Portfolio Management of Lyons, serves as the Fund’s portfolio manager. All references in the Supplement to the Prospectus and the Summary Prospectus and the Supplement to the SAI, each dated February 6, 2014, regarding the Fund’s portfolio manager are retracted, and the disclosures as shown in the Prospectus, Summary Prospectus and Statement of Additional Information dated November 1, 2013 are reinstated.

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You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and SAI, each dated November 1, 2013, and  the Supplement to the Prospectus and Summary Prospectus and the Supplement to the SAI, each dated February 6, 2014, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-866-447-4228 or by writing to 17605 Wright Street, Omaha, Nebraska 68130.

Please retain this Supplement for future reference.